                                                                    Exhibit 10-4

                            State of South Carolina,

                                 COUNTY OF YORK

                           ---------------------------


                          LEXINGTON RUBBER GROUP, INC.

                                       AND

                                 PAUL H. PENNELL

                           ---------------------------


                                      TENTH
                               AMENDMENT AGREEMENT

                           ---------------------------


           I hereby certify that within Amendment Agreement was filed for record in my office at ________________M. o'clock on the ___ day of _____________, 2001 and was immediately entered upon the proper indexes and duly recorded in Volume ___ of Real Estate Mortgages, page _______.



R.M.C./Clerk of Court

                                                     York County, South Carolina

                            TENTH AMENDMENT AGREEMENT

         TENTH AMENDMENT AGREEMENT dated as of October 31, 2001, between Lexington Rubber Group, Inc., a Delaware corporation ("LRGI"), formerly known as Lexington Components, Inc., which, in turn, was formerly known as EPI Acquisitions Corp. ("EPI"), and Paul H. Pennell ("Pennell").

         WHEREAS, EPI and Pennell entered into certain financing agreements pursuant to that certain Asset Purchase Agreement dated as of November 30, 1988 (the `Purchase Agreement"), between EPI and Pennell; and

         WHEREAS, such financing agreements consist of a Promissory Note dated November 30, 1988, from EPI to Pennell in the original principal amount of $3,530,000 (the "Note"; the Note, as heretofore amended and as amended by this Amendment Agreement, is referred to as the "Amended Note"), a Mortgage dated as of November 30, 1988, from EPI to Pennell (the "Mortgage") and a Security Agreement dated as of November 30, 1988, between EPI and Pennell (the "Security Agreement"; the Note, the Mortgage and the Security Agreement, as the same have heretofore have been or contemporaneously are being amended, modified or supplemented, are herein collectively referred to as the "Financing Agreements"); and

         WHEREAS, the Note was amended by that certain Amendment Agreement dated as of November 30, 1991, and recorded with the Clerk of Court of York County, South Carolina as Book 355 at Page 195 on December 16, 1991; and

         WHEREAS, pursuant to the terms thereof, the principal amount of the Note and the term thereof have been amended as a result of that certain Release and Notice Agreement dated as of March 31, 1993, between LCI and Pennell; and

         WHEREAS, the Note was amended by that certain Second Amendment Agreement dated as of June 23, 1998 and effective on May 1, 1998, and recorded with the Clerk of Court of York County, South Carolina, in Volume 2294 at Page 107 on June 24, 1998; and

         WHEREAS, the Note was amended by that certain Third Amendment Agreement dated as of January 31, 2000, and recorded with the Clerk of Court of York County, South Carolina, in Volume ___ at page ___ on _________, 2000; and

         WHEREAS, the Note was amended by that certain Fourth Amendment Agreement dated as of April 30, 2000, and recorded with the Clerk of Court of York County, South Carolina, in Volume ___ at page ___ on _________, 2000; and

         WHEREAS, the Note was amended by that Fifth Amendment Agreement dated as of July 31, 2000, and recorded with the Clerk of York County, South Carolina in Volume ___ at page ___ on _________, 2000; and

         WHEREAS, the Note was amended by that Sixth Amendment Agreement dated as of October 31, 2000, and recorded with the Clerk of York County, South Carolina in Volume ___ at page ___ on _________, 2000; and

         WHEREAS, the Note was amended by that Seventh Amendment Agreement dated as of January 31, 2001, and recorded with the Clerk of York County, South Carolina in Volume ___ at page ___ on _________, 2001; and

         WHEREAS, the Note was amended by that Eighth Amendment Agreement dated as of April 30, 2001, and recorded with the Clerk of York County, South Carolina in Volume ___ at page ___ on _________, 2001; and

         WHEREAS, the Note was amended by that Ninth Amendment Agreement dated as of July 31, 2001, and recorded with the Clerk of York County, South Carolina in Volume ___ at page ___ on _________, 2001; and

         WHEREAS, LRGI and Pennell desire to further amend the Note in the manner set forth below;

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, LRGI and Pennell, intending to be legally bound, hereby agree as follows:

         1.       Amendment of Note.

         (a) The Note, as amended, is hereby further amended by deleting therefrom the second and third paragraph on page 1 thereof in their entirety and substituting therefor the following paragraph:

                  The principal of and interest on this Note shall be payable as follows:

                  (i) Monthly payments of principal and interest in the amount of $30,475.24 each shall be payable November 30, 2001, and on the last day of each month thereafter until October 31, 2006;

                  (ii) Any payment that is required to be made on a Saturday, Sunday or legal holiday shall be payable on the next succeeding day that is not a Saturday, Sunday or legal holiday; and

                  (iii) The principal sum of the Note may be prepaid, without premium or penalty, at any time or from time to time, in whole or in part. Each prepayment of principal shall be accompanied by the payment of interest accrued on the amount of such prepayment to the date of prepayment at the rate of 12% per annum.

         (b) Pennell shall cause the following legend to be placed prominently on the Note;

                  THIS NOTE HAS BEEN AMENDED BY A TENTH AMENDMENT AGREEMENT DATED AS OF OCTOBER 31, 2001, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE OFFICES OF BUYER AT 767 THIRD AVENUE, 29TH FLOOR, NEW YORK, NEW YORK.

         (c) To the extent that this Tenth Amendment Agreement amends the Note, as heretofore amended, the Note is hereby amended. All references to the Note in the Purchase Agreement and the

Financing Agreements or any other agreement or document relating to the Financing Agreements shall be deemed to refer to the Amended Note.

          1. Further Assurances. Each of the parties hereto shall execute and deliver such additional documents and take such additional actions as may be requested by the other party to effectuate the provisions and purposes of this Tenth Amendment Agreement. In connection therewith, LRGI shall cause Lexington Precision Corporation to execute and deliver to Pennell a consent in the form of Exhibit A hereto (the "Consent").

          2. Mortgage. For purposes of notifying persons of the amendment of the Note pursuant to this Tenth Amendment Agreement and the effect thereof upon the Mortgage, it is intended that this Tenth Amendment Agreement shall be filed with the real estate mortgages of York County, South Carolina. For purposes of the foregoing, Exhibit B hereto sets forth a description of the real property to which the Mortgage relates.

          3. Representations and Warranties. LRGI hereby represents and warrants to Pennell that: (a) LRGI has full power and authority to execute and deliver this Tenth Amendment Agreement; (b) this Tenth Amendment Agreement constitutes the legal, valid and binding obligation of LRGI, enforceable against LRGI in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforceability of creditors' rights generally or equitable principles at the time in effect; (c) the execution, delivery and performance by LRGI of this Tenth Amendment Agreement have been duly authorized by all requisite corporate action of LRGI; and (d) the execution and delivery by LRGI of this Tenth Amendment Agreement and the performance by LRGI of the Amended Note will not (i) violate any law or regulation binding upon LRGI or the Certificate of Incorporation or By-laws of LRGI, (ii) violate or constitute (with due notice or lapse of time or both) a default under any indenture, agreement, license or other instrument to which LRGI is a party or by which it or any of its properties may be bound, (iii) violate any order of any court, tribunal or governmental agency binding upon LRGI or its properties, (iv) result in the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of LRGI other than pursuant to the Financing Agreements, or (v) require any license, consent or approval of any governmental agency or regulatory authority.

          4. Miscellaneous. This Tenth Amendment Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York without reference to its principles of conflicts of law.

                  (b) Except as expressly amended hereby, all terms and conditions of the Financing Agreements and all rights of Pennell and obligations of LRGI thereunder and under all related documents, shall remain in full force and effect.

                  (c) LRGI hereby agrees to pay on demand all costs and expenses (including without limitation the reasonable fees and expenses of counsel to Pennell) incurred by Pennell in connection with the negotiation, preparation, execution and delivery of this Tenth Amendment Agreement and all related documents.

                  (d) This Tenth Amendment Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Tenth Amendment Agreement as of the date first above written.


IN THE PRESENCE OF:                                          LEXINGTON RUBBER GROUP, INC.          (SEAL)


Angela Evans                                                 By: Warren Delano
-------------------------------------------                  --------------------------------------------
Witness (as to Lexington Rubber Group, Inc.)                   Warren Delano
                                                               President

Michael A. Lubin
-------------------------------------------
Witness (as to Lexington Rubber Group, Inc.)


RC Smith                                                     Paul H. Pennell
--------------------------------------------                 -------------------------------------- (SEAL)
Witness (as to Paul H. Pennell)                              Paul H. Pennell

Wendy Smith
--------------------------------------------
Witness (as to Paul H. Pennell)


                                                                       Exhibit A

                                     CONSENT

         The undersigned guarantor hereby consents to the Tenth Amendment Agreement dated as of July 31, 2001, between LEXINGTON RUBBER GROUP, INC. ("LRGI"), formerly known as Lexington Components, Inc., which, in turn, was formerly known as EPI Acquisitions Corp. ("EPI"), and Paul H. Pennell ("Pennell") and ratifies and confirms the terms of its Guaranty dated November 30, 1998, as applicable to all present and future indebtedness, liabilities and obligations of LRGI to Pennell including, without limitation all indebtedness, liabilities and obligations under the amended promissory note dated November 30, 1988, in the original principal amount of $3,530,000 issued by EPI in favor of Pennell (the "Note"), which principal amount was decreased to $1,370,015.65 as of May 1, 1998, pursuant to the terms and conditions of the Note, as amended by the Second Amendment Agreement effective as of May 1, 1998, the Third Amendment Agreement effective as of January 31, 2000, the Fourth Amendment Agreement dated as of April 30, 2000, the Fifth Amendment Agreement dated as of July 31, 2000, the Sixth Amendment Agreement dated as of October 31, 2000, the Seventh Amendment Agreement dated as of January 31, 2001, the Eighth Amendment dated as of April 30, 2001, and the Ninth Amendment dated as of July 31, 2001. The undersigned also acknowledges and agrees that all references in the Guaranty to the Note shall be deemed to refer to the Note as heretofore amended and as amended pursuant to the foregoing Tenth Amendment Agreement.

(SEAL)                               LEXINGTON PRECISION CORPORATION
                                     (formerly known as Blasius Industries,Inc.)

                                     By: Warren Delano
                                     -------------------------------------------
                                     Warren Delano
                                     President

                                                                       Exhibit B


All that certain piece, parcel or tract of land lying, being and situate in Ebenezer Township, York County, S.C. in Section II of the Rock Hill Airport Industrial Park, on the northwestern side of Bryant Boulevard, a short distance south of but not abutting on Homestead Road, and being more particularly described as follows: Beginning at an iron on the Northwestern edge of Bryant Boulevard at the commencement of its curve of intersection with a 70 foot reserved strip, such strip lying between premises herein conveyed and property of Williams, Yanutola, and Yeargin; and running thence with the northwestern edge of Bryant Boulevard in a southwesterly direction along a curve having a radius of 970 feet for a distance of 387.21 feet to an iron; thence continuing with said street S38(0)32'59"W 381.19 feet to an iron; thence N87(0)05'37"W 350 feet to an iron sitting in the line of the property of David N. Fishner; thence crossing previously closed and abandoned Cross Wind Runway N02(0)54'23"E 562.46 feet to an iron on the aforementioned 70 foot reserved strip; thence with said reserved strip N79(0)33'39"E 688.13 feet to an iron at the commencement of the curve of its intersection with Bryant Boulevard; thence following the curve of said intersection in a clockwise direction along a curve having a radius of 50 feet for an arc distance of 101.33 feet to the beginning; being shown and designated as Tract A, Section II, Rock Hill Airport Industrial Park, containing
8.406 acres, more or less, as shown upon plat prepared for EPI Acquisitions Corp., by Fred J. Hager Surveying and Mapping dated November 30, 1988.

STATE OF NEW YORK  :

COUNTY OF NEW YORK :

         PERSONALLY appeared before me the undersigned witness and made oath that (s)he saw the within named Lexington Rubber Group, Inc., by its officer, sign, affix the corporate seal, and, as the act and deed of Lexington Rubber Group, Inc., deliver the within written Tenth Amendment Agreement.

SWORN to before me this
_____ day of November, 2001



(SEAL)



Dorothy S. Hirshfield                                         Angela Evans
-----------------------------------------------------         ------------------
NOTARY PUBLIC FOR NEW YORK                                    Witness

My Commission Expires:  May 9, 2002

STATE OF FLORIDA :

COUNTY OF NASSAU :

         PERSONALLY appeared before me the undersigned witness and made oath that (s)he saw the within named Paul H. Pennell sign and deliver the within written Tenth Amendment Agreement.

SWORN to before me this
_____ day of November, 2001



(SEAL)



                                                              RC Smith
-----------------------------------------------------         ------------------
NOTARY PUBLIC FOR FLORIDA                                     Witness

My Commission Expires:

                                     CONSENT

         The undersigned guarantor hereby consents to the Tenth Amendment Agreement dated as of July 31, 2001 between LEXINGTON RUBBER GROUP, INC. ("LRGI"), formerly known as Lexington Components, Inc., which, in turn, was formerly known as EPI Acquisitions Corp. ("EPI"), and Paul H. Pennell ("Pennell") and ratifies and confirms the terms of its Guaranty dated November 30, 1998, as applicable to all present and future indebtedness, liabilities and obligations of LRGI to Pennell including, without limitation all indebtedness, liabilities and obligations under the amended promissory note dated November 30, 1988, in the original principal amount of $3,530,000 issued by EPI in favor of Pennell (the "Note"), which principal amount was decreased to $1,370,015.65 as of May 1, 1998, pursuant to the terms and conditions of the Note, as amended by the Second Amendment Agreement effective as of May 1, 1998, the Third Amendment Agreement effective as of January 31, 2000, the Fourth Amendment Agreement effective as of April 30, 2000, the Fifth Amendment Agreement dated as of July 31, 2000, the Sixth Amendment dated as of October 31, 2000, the Seventh Amendment Agreement dated as of January 31, 2001, the Eighth Amendment dated as of April 30, 2001, and the Ninth Amendment dated as of July 31, 2001. The undersigned also acknowledges and agrees that all references in the Guaranty to the Note shall be deemed to refer to the Note as heretofore amended and as amended pursuant to the foregoing Tenth Amendment Agreement.

(SEAL)                               LEXINGTON PRECISION CORPORATION
                                     (formerly known as Blasius Industries,Inc.)

                                     By: Warren Delano
                                     -------------------------------------------
                                     Warren Delano
                                     President